UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 19, 2006

Date of report (date of earliest event reported)

MATRIXONE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-29309	02-0372301
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 Littleton Road

Westford, Massachusetts 01886

(Address of Principal Executive Offices, including Zip Code)

(978) 589-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On April 19, 2006, the waiting period required by the Hart–Scott–Rodino Antitrust Improvements Act of 1976, as amended, relating to the proposed merger between MatrixOne, Inc., Dassault Systèmes Corp. and DS Newco Corp. expired. Additionally, the Federal Cartel Office in Germany has issued a letter confirming the clearance of the planned acquisition of MatrixOne, Inc. by Dassault Systèmes Corp. pursuant to Germany’s Act Against Restraints of Competition.

The Special Meeting of Stockholders of MatrixOne, Inc. to consider and vote on the adoption of the Merger Agreement and the approval of the merger contemplated is scheduled for May 10, 2006.

Important Additional Information Filed with the SEC

MatrixOne filed a Definitive Proxy Statement with the Securities and Exchange Commission (“SEC”) on April 6, 2006 in connection with the proposed merger between MatrixOne, Inc. (“MatrixOne”), Dassault Systèmes Corp. (“Dassault Systèmes”) and DS Newco Corp. The Definitive Proxy Statement was mailed to MatrixOne’s shareholders on or about April 10, 2006. The Definitive Proxy Statement contains important information about MatrixOne, Inc., Dassault Systèmes Corp., DS Newco Corp., the transaction and related matters. Investors and security holders are urged to read the Definitive Proxy Statement carefully.

Investors and security holders may obtain free copies of the Definitive Proxy Statement and other documents filed with the SEC by MatrixOne and Dassault Systèmes through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the Definitive Proxy Statement from MatrixOne by contacting Brian Norris, Vice President of Investor Relations, MatrixOne, Inc., 210 Littleton Road, Westford, MA 01886.

MatrixOne and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Agreement. Information regarding MatrixOne’s directors and executive officers is contained in MatrixOne’s Annual Report on Form 10-K for the year ended July 2, 2005 and its proxy statement dated November 21, 2005, which are filed with the SEC. As of February 28, 2006, MatrixOne’s directors and executive officers beneficially owned approximately 950,435 shares, or 1.8%, of the outstanding shares of MatrixOne Common Stock.

Safe Harbor for Forward-Looking Statements

Statements in this document regarding the proposed transaction between MatrixOne and Dassault Systèmes, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about Dassault Systèmes or MatrixOne managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the transaction, the ability of Dassault Systèmes to successfully integrate MatrixOne’s operations and employees; the ability to realize anticipated synergies and cost savings; and the other factors described in SEC filings made by MatrixOne. MatrixOne disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRIXONE, INC.

Date: April 20, 2006

By:  /s/    Gary D. Hall

        Gary D. Hall

        Senior Vice President of Finance,

        Chief Financial Officer and Treasurer

        (principal financial and accounting officer)